UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

OCTOBER 3, 2005

Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA  19341

(Address of principal executive offices and zip code)

(484) 713-6000

 (Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company’s press release dated October 3, 2005 is attached as Exhibit 99 and is hereby incorporated by reference.  Biographical information regarding Ms. Susan Ciallella was previously reported on the Company’s Form 8-K filed May 3, 2005.

Item 8.01                                             Other Events

The Company’s press release dated October 3, 2005 is attached as Exhibit 99 and is hereby incorporated by reference.

Item 9.01                                             Financial Statement and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

99                                    Press release dated October 3, 2005

 [THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date: October 3, 2005	By:	/s/ Martin Schmieg
Martin Schmieg